EXHIBIT 10.23

                FORM OF SECOND AMENDMENT TO EMPLOYMENT AGREEMENT
                              WITH SENIOR OFFICERS

     Second Amendment dated as of December 9, 1997 ("Second Amendment") to Employment Agreement dated as of November 1, 1994, as amended by Amendment dated as of July 25, 1996 (the "Employment Agreement") between American Stores
Company, a Delaware Corporation (the "Company"), and              ("Executive").
The Company and Executive are collectively referred to as the "Parties," and individually as a "Party." All capitalized terms not defined herein shall have the meanings ascribed in the Employment Agreement.

     WHEREAS, the Parties desire to amend certain provisions of the Employment Agreement;

     NOW THEREFORE, in consideration of the premises and their mutual agreement hereinafter set forth, the Parties hereto agree as follows:

     1.  Section VI-B5 is hereby amended to read as follows:

     "if (a) Executive's employment is terminated (i) by Company without cause, excluding disability and death pursuant to Section VII hereof, or (ii) by Executive because of Company's breach of a material provision of this Agreement, or (b) at any time following a Change of Control (as defined in the Company's 1997 Stock Option and Stock Award Plan as in effect on the date of this Second Amendment) of the Company, any event occurs that would permit Executive to terminate his employment for "Good Reason" (as defined in Executive's Employment Agreement dated July 25, 1996 that becomes effective upon a Change of Control), whether or not Executive's employment is terminated, then in any such event Executive shall be fully vested in the SLRRP benefits without regard to Executive's years of service under this contract."

     2. The Employment Agreement, as amended by this Second Amendment, constitutes the entire agreement of the subject matter hereof and may not be amended unless by a written agreement signed by the Parties.

     3. This Second Amendment is made in and is governed by the laws of the State of Utah.

     IN WITNESS WHEREOF, the Parties have executed this Amendment as of the date first above written.



AMERICAN STORES COMPANY                                    EXECUTIVE

      BY:

      Name:  Kathleen E. McDermott
      Title:     Chief Legal Officer

Schedule to Exhibit 10.23
The Company entered into a Second Amendment to Employment Agreement in the preceding form with each of the following senior officers:

Kent T. Anderson
Teresa Beck
James R. Clark
D. B. Holt
James C. Horn
David L. Maher
Stephen L. Mannschreck
Kathleen E. McDermott
Francis J. Raucci
Martin A. Scholtens
Arlyn E. White
Roger D. Wilhelm